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Santander

November 3, 2025

# SANTANDER HOLDINGS USA, INC.

Third Quarter 2025

Fixed Income Investor Presentation

# Important Information

This presentation of Santander Holdings USA, Inc. ("SHUSA") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as "may," "could," "should," "will," "believe," "expect," "anticipate," "estimate," "intend," "plan," "goal" or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA's filings with the Securities and Exchange Commission from time to time may cause SHUSA's performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA's forward-looking statements renders those statements incorrect, SHUSA's actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time.

In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles ("GAAP") and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA's subsidiaries include Santander Consumer USA Inc. ("SC"), Santander Bank, N.A. ("SBNA"), Banco Santander International ("BSI"), Santander Securities LLC ("SSLLC"), Santander US Capital Markets LLC ("SanCap"), as well as several other subsidiaries.

The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. ("Santander"), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

# Index



# SHUSA

## Our business model focuses on four core segments as we continue to leverage Santander's connectivity

### Core Segments and Q3 2025 Assets ($B)

| Segment | Description | Assets ($B) |
| --- | --- | --- |
| Consumer | Market-leading full spectrum auto lender and Consumer & Business Banking ("CBB") | $66 |
| Commercial | Leading multifamily bank lender and proven servicer | $27 |
| Corporate & Investment Banking ("CIB") | Global hub for capital markets and investment banking | $33 |
| Wealth Management | Leading brand in LatAm for high-net-worth ("HNW") clients | $61[1] |

Santander

**SHUSA $168B Assets[2]**

**~10,300 employees**

SHUSA is a wholly-owned subsidiary of Santander, one of the most respected banking groups in the world with approximately 178 million customers across Europe, Latin America and the U.S.

SHUSA's Main Subsidiaries


SC & Openbank operate in all 50 states

**SBNA**
Products include:
- $74B deposits
- C&I[4]
- CRE[5]
- Auto
- Openbank

**SANCAP**
- Fixed-income, real estate, and finance advisory

**SC**
- Leading auto loan originator and top ABS[3] issuer

**BSI**
- Manages wealth for HNW clients

1 | Represents assets and Assets Under Management "AUM", which includes customer deposits, securities, loans and letters of credits
2 | Includes assets categorized as "other"
3 | Asset-backed securitization
4 | Commercial and industrial
5 | Commercial real estate

# SHUSA Q3 2025 Results at a Glance

| Improved Financial Metrics | Stable Credit | Strong Capital / Liquidity |
|---|---|---|
| **$1.5B**<br>NET INTEREST INCOME ("NII")<br>Up 2.6% QoQ<br>Up 9.8% YoY | **13.7%**<br>30-89 DAYS AUTO[1] DELINQUENCY<br>Up 110bps QoQ<br>Up 197bps YoY | **13.2%**<br>COMMON EQUITY TIER 1 ("CET1") |
| **$456M**<br>NET INCOME<br>Down $42M QoQ<br>Up $263M YoY | **0.7%**<br>NCO RATE[2]<br>Up 15bps QoQ<br>Up 2bps YoY | **25.9%**<br>TOTAL LOSS ABSORBING CAPACITY ("TLAC") RATIO |
| **4.0%**<br>NET INTEREST MARGIN ("NIM")<br>Up 14bps QoQ<br>Up 27bps YoY | **7.3%**<br>ALLOWANCE RATIO<br>Down 21bps QoQ<br>Up 3bps YoY | **$76B**<br>SHUSA DEPOSITS<br>Down 4.9% QoQ<br>Down 1.5% YoY<br>(Growth in customer deposits reduces reliance on brokered products) |

Santander

1 | Consumer auto only
2 | Total quarterly net charge-offs ("NCOs") / average balance of financing receivables (Consumer + Commercial)

# Index



Confidential

# Quarterly Profitability

## Performance Highlights

**Revenue[1]**

- Solid NII performance, underpinned by funding optimization and benefits associated with growth in Openbank deposits
- Continued strength in capital-light fee income led by growth in Consumer & Commercial and Wealth segments

**G&A Expenses[2]**

- Disciplined cost management continues to offset strategic investments in our core businesses as we focus on delivering leveraged growth

**Credit Loss Expense**

- Credit remains stable driven by resilient consumer behavior compensating for higher delinquencies
- Our balance sheet positioning and risk management practices are designed to ensure success under diverse economic conditions

**Net Income**

- Success of strategic initiatives coupled with disciplined cost focus and quality credit is driving positive momentum across our key businesses resulting in triple-digit YoY growth in net income



+18%
$1,745
$1,906
$1,981
$2,012
$2,057
3Q24
4Q24
1Q25
2Q25
3Q25
-1%
$1,153
$1,193
$1,172
$1,104
$1,143
3Q24
4Q24
1Q25
2Q25
3Q25
-15%
$431
$620
$426
$373
$368
3Q24
4Q24
1Q25
2Q25
3Q25
+136%
$193
$126
$366
$498
$456
3Q24
4Q24
1Q25
2Q25
3Q25

Santander

1 | Net of lease expense. Please refer to slide 28 for a detailed reconciliation of all non-GAAP measures
2 | General, Administrative & Other "G&A" Excludes lease expense. Please refer to slide 28 for a detailed reconciliation of non-GAAP measures

# Net Interest Income & Net Interest Margin

## SHUSA NII ($M)


+10%
NII
$1,383
$1,481
+3%
$1,519
$3,426
Securities
$309
FF[1] sold & repos
$729
Interest-earning deposits
$222
Loans
$2,166
$2,043
$609
$45
$861
$528
$3,182
$358
$458
$270
$2,096
$1,701
$589
$33
$590
$489
$3,133
$395
$414
$231
$2,093
$1,614
$549
$36
$568
$461
Borrowings
Trading liabilities
FF[1] purchased & repos
Deposits
Int. Income
Int. Expense
Q3 2024
Int. Income
Int. Expense
Q2 2025
Int. Income
Int. Expense
Q3 2025
NIM
3.8%
3.9%
4.0%

## NII & NIM Drivers

Strong QoQ and YoY performance of NII and NIM driven by:

- Disciplined Auto pricing actions continue to support portfolio margin expansion
- Increased interest income on higher investment and cash balances
- Organic growth in Openbank deposits enables improved funding efficiency

Santander

1 | Federal funds ("FF")

Confidential

# Non-Interest Income

## Non-Interest Income ($M)

| % Variance QoQ | % Variance YoY | |
| --- | --- | --- |
| +141% | (4%) | Securities gains, net |
| (15%) | +1,957% | Miscellaneous income, net |
| +16% | +51% | Capital market revenue |
| (25%) | (37%) | Net lease income[1] |
| +1% | +22% | Consumer and commercial fees |



+49%
+1%
$362
$55
$7
$102
$93
$105
$531
$22
$170
$133
$79
$127
$538
$53
$144
$154
$59
$128
Q3 2024
Q2 2025
Q3 2025

## Non-Interest Income Drivers

Non-interest income increased YoY driven by:

- Growth in capital-light fee income driven by servicing for others in Auto, Multi-family servicing, and Wealth Management Fees
- Lower net lease income due to lower active lease units
- Q3 '24 miscellaneous income[2] impacted by strategic activities within CBB

Non-interest income flat QoQ driven by:

- Strong revenue performance in CIB Securities gains and Capital Market revenues

1 | Includes lease income net of lease expense. Please refer to slide 28 for a detailed reconciliation of all non-GAAP measures
2 | During Q3 2024, the Company sold ~$1.3B of personal unsecured loans to a third party. The transaction resulted in a loss on sale of ~$106.8M, offset by a release of the ACL in the amount of ~$101.8M

# General, Administrative, & Other Expenses[1]

## Expenses ($M)

| % Variance | |
|---|---|
| QoQ | YoY |
| 10% | (24%) |
| +19% | +17% |
| (5%) | +4% |
| (2%) | +7% |
| +5% | 0% |


-1%
+4%
$1,153
$1,104
$1,143
Other expense
Loan
Technology[2]
Occupancy and equipment
Compensation and benefits
$180
$87
$196
$157
$533
$124
$86
$213
$172
$509
$136
$102
$203
$168
$534
Q3 2024
Q2 2025
Q3 2025

## Expense Drivers

G&A and other expenses (excluding lease expense) flat YoY and driven by:

- Investments in strategic initiatives including the build-out of our Openbank digital platform and CIB capabilities
- Offset by transformation savings initiatives

Expenses (excluding lease expense) increased QoQ primarily driven by:

- Seasonal adjustments related to incentive compensation

Santander

1 | Excludes lease expense. Please refer to slide 28 for a detailed reconciliation of all non-GAAP measures
2 | Includes outside services and marketing

# Credit Loss Expense

## Total Allowance for Credit Loss ("ACL") ($M)

| | Q3 2024 | Q2 2025 | Q3 2025 |
|---|---|---|---|
| ALLL[1], beginning of period ("BOP") | $ 6,718 | $ 6,434 | $ 6,357 |
| Credit loss expense | 438 | 374 | 371 |
| Net charge-offs | (595) | (451) | (580) |
| ALLL[1], end of period ("EOP") | 6,561 | 6,357 | 6,148 |
| Reserve for unfunded lending commitments, BOP | 53 | 55 | 54 |
| Credit loss (benefit) unfunded lending commitments, EOP | (7) | (1) | (3) |
| Reserve for unfunded lending commitments, EOP | 46 | 54 | 51 |
| **Total ACL, EOP** | $ 6,607 | $ 6,411 | $ 6,199 |

## Net Charge-offs ($M)


-2%
$595
$617
$547
$451
$580
3Q24
4Q24
1Q25
2Q25
3Q25

## Credit Loss / (Benefit) Expense[2] ($M)


-15%
$431
$620
$426
$373
$368
3Q24
4Q24
1Q25
2Q25
3Q25

## Expense Drivers

Credit loss expenses flat QoQ, down YoY driven by:

- Lower NCOs YoY due to:
  - Resilient consumer behavior despite normalizing delinquencies
  - Higher loan recoveries supported by robust used vehicle prices
- Higher NCOs QoQ driven by seasonality in Auto

Santander

1 | Allowance for loan and lease losses ("ALLL")
2 | Includes credit loss (benefit) on unfunded lending commitments

# Q3 Balance Sheet Overview

## Assets


Goodwill and Other Intangibles, 2%
Residential, 3%
Other Consumer Loans, 1%
CRE, 5%
Auto Leases 1, 6%
Auto Loans, 26%
Multifamily, 6%
$168B
Cash, 9%
C&I, 9%
Investments, 23%
Other Assets2, 10%

## Liabilities / Shareholder's Equity


Trading Liabilities, 2%
Revolving Credit Facilities, 2%
Savings, 6%
Other Liabilities3, 17%
Interest-Bearing Demand ("IBD"), 7%
Noninterest-Bearing Demand ("NIBD"), 8%
$149B / $19B4
Money Market, 15%
Certificates of Deposit ("CDs"), 9%
Secured Structured Financings ("SSF")4, 12%
Other Borrowings5, 11%
Equity4 11%

Santander

1 | Operating leases
2 | Includes restricted cash, federal funds sold, and securities purchased under resale agreements or similar arrangements, and loans held-for-sale ("LHFS").
3 | Includes FF purchased, and securities loaned or sold under repurchase agreements
4 | Includes mezzanine equity
5 | Includes Federal Home Loan Bank ("FHLB") borrowings

# Balance Sheet Trends | Assets

## Loans & Leases ($B)


Loans HFS
Other
Residential
Leases
C&I and Other Commercial
CRE and Multifamily
Auto
$104
$100
$100
$97
$96
7
13
17
19
45
1
2
7
12
16
18
44
6
11
16
19
45
6
10
16
19
43
6
10
16
18
43
3Q24
4Q24
1Q25
2Q25
3Q25

## Q3 Recap ($B)

- Loans and leases down 7.7% YoY driven by lower auto originations, off-balance sheet securitizations, and portfolio sales; flat QoQ
- Total loan yields increased YoY driven primarily by increases in Auto, reflecting our strategic focus on pricing profitability over growth

## Assets ($B)


Leases
Other Assets[1]
Cash
Investments
Gross Loans
$168
$165
$172
$172
$168
13
19
17
29
90
12
18
19
29
87
11
20
21
33
87
10
20
21
36
85
10
20
16
38
84
3Q24
4Q24
1Q25
2Q25
3Q25

## Yield on Loans ($B)


15%
10%
5%
0%
13.8%
12.5%
9.6%
5.3%
3Q19
1Q20
3Q20
1Q21
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
3Q24
1Q25
3Q25
Total commercial
Auto
Total consumer
Total loans

1 | Other assets includes securities purchased under repurchase agreements, LHFS, and restricted cash

# Balance Sheet Trends | Liabilities

## Liabilities & Equity ($B)


NIBD
Equity
Other Liabilities[1]
Borrowed Funds
IBD
$168
15
18
28
44
63
3Q24
$165
15
18
25
44
63
4Q24
$172
14
18
30
45
65
1Q25
$172
14
18
32
42
66
2Q25
$168
13
19
32
41
63
3Q25

## Deposits by Business


Wealth Management 8%
Other[2] 3%
CIB 3%
Commercial 18%
Consumer 68%

## Deposits ($B)


Savings
IBD
NIBD
CDs
Money Market
$78
4
12
15
21
26
3Q24
$78
5
12
15
21
25
4Q24
$79
7
12
14
20
26
1Q25
$80
9
12
14
18
27
2Q25
$76
9
12
13
16
26
3Q25

## Cost of Deposits ($B)


2.2%
2.4%
2.6%
2.7%
2.8%
2.6%
2.5%
2.5%
2.3%
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25

Santander

1 | Other liabilities include securities sold under repurchase agreements and trading liabilities
2 | Other consists of deposits related to certain of SHUSA's immaterial subsidiaries and corporate treasury deposits

# Liquidity & Wholesale Funding

## Borrowed Funds Profile | Balance ($B)

| ($B) | Q3 2025 | Q2 2025 | Q3 2024 | % Variance QoQ | % Variance YoY |
|---|---|---|---|---|---|
| SHUSA Unsecured Debt[1] | $ 13.8 | $ 14.2 | $ 13.9 | (3%) | (1%) |
| SBNA Unsecured Debt[2] | - | - | 2.0 | - | (100%) |
| FHLB | 2.6 | 2.5 | 2.2 | 4% | 18% |
| Credit-Linked Notes ("CLNs") | 0.8 | 0.9 | 1.0 | (11%) | (20%) |
| Third-Party Secured Funding[3] | 2.8 | 3.8 | 2.7 | (26%) | 4% |
| Amortizing Notes | 1.5 | 1.8 | 2.2 | (17%) | (32%) |
| Securitizations | 19.5 | 18.9 | 20.4 | 3% | (4%) |
| Total SHUSA Funding | 41.0 | 42.1 | 44.4 | (3%) | (8%) |
| Preferred Equity Issuance to Santander | $ 2.0 | $ 2.0 | $ 2.0 | 0% | 0% |

## SBNA Contingent Liquidity ($B)



3Q25 Ratio: 165%
Cash and Immediately Available Sources of Liquidity
43.6
Liquidity from released govt. deposit collateral[4] 2.6
Liquidity from unencumbered securities (5% haircut) 4.1
Discount window 11.0
Capacity at FHLB 12.7
Cash at Federal Reserve Bank ("FRB") 13.2
Q3 Uninsured Deposits
26.4

| SBNA Deposits | Q2 2025 | Q3 2025 |
|---|---|---|
| SBNA Insured Deposits | 64% | 65% |

1 | Includes the subordinated notes; includes BSI unsecured
2 | These notes are payable to SHUSA's parent company, Santander
3 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA's retail installment contracts ("RICs"), leased
4 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits

# Debt & TLAC

- SHUSA is SEC-registered and issues under the ticker symbol "SANUSA", with ratings for SHUSA of A-(Fitch)/Baa2(Moody's)/BBB+(S&P)
- SHUSA meets Federal Reserve's TLAC and long-term debt ("LTD") requirements[1], with 25.9% TLAC, 9.4% eligible LTD and a CET1 ratio of 13.2%


SHUSA Debt Maturity Schedule ($B)
2026: $1.80
$0.95 3.24%
$0.85 SOFR +57bps
2027: $2.30
$1.05 4.40%
$0.50 6.12%
$0.75 6.89%
2028: $1.00
$1.00 2.49%
2029: $2.75
$0.85 5.47%
$0.40 5.92%
$1.00 6.50%
$0.50 6.57%
2030: $2.00
$1.00 5.35%
$1.00 6.17%
2031: $1.75
$0.50 2.88%
$0.75 5.74%
$0.50 7.66%
2032: $0.50
$0.50 7.18%
2035: $0.75
$0.75 6.34%
Perpetual: $2.00
$0.50 8.17%
$0.50 8.41%
$1.00 9.38%
Private placement
Public issuance
Internal TLAC

Santander

1 | SHUSA must hold the higher of 18% of its risk-weighted assets ("RWAs") or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains.

Confidential

# Capital Ratios

As of October 1st, 2024, SHUSA's current stress capital buffer ("SCB") requirement is 3.5%, resulting in an overall CET1 capital requirement of 8%. On June 27, 2025, the Federal Reserve informed SHUSA of its updated SCB requirement, which became effective on October 1, 2025. SHUSA's updated SCB is 3.4% of its CET1, resulting in an overall CET1 capital requirement of 7.9%.

## CET1[1]


12.7%
12.7%
12.5%
12.8%
13.2%
3Q24
4Q24
1Q25
2Q25
3Q25
CET1 AFS & HTM Marked[2]
11.42%
11.12%
11.01%
11.37%
11.85%

## Tier 1 Leverage Ratio[1]


9.8%
9.3%
9.2%
9.4%
9.7%
3Q24
4Q24
1Q25
2Q25
3Q25

## Tier 1 Risk-Based Capital Ratio[1]


14.6%
14.7%
14.3%
14.7%
15.0%
3Q24
4Q24
1Q25
2Q25
3Q25

## Total Risk-Based Capital Ratio[1]


16.7%
16.8%
16.4%
16.8%
17.1%
3Q24
4Q24
1Q25
2Q25
3Q25

Santander

1 | Under capital rules, SHUSA is not required to include negative accumulated other comprehensive income ("AOCI") in regulatory capital, but as a subsidiary of a global systemically important bank ("GSIB") we manage AOCI closely as it impacts regulatory capital at the global consolidated level

2 | Estimate considering the full liquidation value of available-for-sale ("AFS") of held-to-maturity ("HTM") securities, net of statutory tax (26%)

# Index



# Business Activities Overview

## Consumer

- In addition to branch-based deposits, CBB attracts customers nationwide through its new digital banking platform, Openbank
- Market-leading full-spectrum auto lender

Openbank By Santander

### Auto Relationships:

| Preferred Lending | Pass-Through | Strategic |
|---|---|---|
| Stellantis, Mitsubishi Motors, Ineos, Lotus | Nissan, CarMax | Tesla, Amazon Autos, Enterprise, MobilityWorks, Santander |

## Commercial

Q3 CRE portfolio consists mostly of multifamily[1,2,3]

- C&I: Provides services to a range of commercial customers
- CRE: Primarily multifamily loans, and robust servicing fee income from FDIC joint venture


Other 5%
Industrial 6%
Retail 5%
Office 8%
Multifamily 54%
Multifamily Construction 22%

## Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap

- Investment banking
- US fixed-income market making
- Sales & trading
- Structuring and advisory services
- Equity research reports

## Wealth Management

BSI leads in international private banking

- Servicing LatAm UHNW and HNW individuals
- Four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego


Value Added Services
Alternative Investments
Structured Products
Credit Advisory
Real Estate Advisory
Wealth Planning
General Banking
CIB
Banking and Investment Services
Portfolio Advisory
Active Investment Services
Discretionary Portfolio Management
Banker
Client
Advisor

Santander

1 | Multifamily Construction is within "CRE" in SHUSA 10-Q . Total Multifamily for 10-Q = $9.92B and total other CRE = $8.47B.
2 | Excludes Commercial Vehicle Financing
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1 billion. The Structured LLC was established by the FDIC to hold and service a $9 billion portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20 percent interest in the Structured LLC as an AFS debt security.

# Consumer Activities | Auto & CBB

## Income Statement Data

| ($M) | Q3 2025 Auto | Q3 2025 CBB | Q3 2024[1] Auto | Q3 2024[1] CBB | Total Consumer Activities YoY |
|---|---|---|---|---|---|
| Interest income | $ 1,633 | $752 | $ 1,637 | $ 730 | 0.8% |
| Interest expense | 676 | 371 | 730 | 370 | (4.8%) |
| Fees and other income | 50 | 78 | 10 | (39) | 541.4% |
| Lease income | 395 | - | 536 | - | (26.3%) |
| Credit loss expense/(benefit) | 382 | 3 | 520 | (83) | (11.9%) |
| Lease expense | 336 | - | 443 | - | (24.2%) |
| General, administrative and other expenses | 308 | 381 | 331 | 349 | 1.3% |
| Income/(loss) before income taxes | 376 | 75 | 159 | 56 | 109.8% |
| ($B) | 2025 | | 2024 | | YoY |
| Total assets as of 9/30 | $ 57 | $ 9 | $ 62 | $ 10 | (8.2%) |

## Loans & Deposits ($B)

| | Q3 2025 | Q3 2024[1] | YoY |
|---|---|---|---|
| Residential mortgages | $ 4.1 | $ 4.5 | (8.9%) |
| Home equity loans and lines of credit | 1.9 | 2.2 | (13.6%) |
| Auto loans | 43.0 | 44.9 | (4.2%) |
| Personal unsecured loans | 1.4 | 2.0 | (30.0)% |
| Total consumer loans[3] | 50.4 | 53.6 | (6.0%) |
| Total consumer deposits | $ 52.2 | $ 47.6 | 9.7% |

## Auto Distribution by FICO® Segment[2]



>=640
600-639
<600
No FICO
2016: 14% 17% 53% 16%
2017: 15% 17% 51% 17%
2018: 21% 18% 51% 11%
2019: 34% 16% 41% 9%
2020: 38% 16% 38% 9%
2021: 39% 16% 38% 7%
2022: 41% 17% 35% 7%
2023: 42% 18% 34% 6%
2024: 42% 19% 33% 6%
3Q25: 38% 20% 36% 6%

## Total Consumer Deposits ($M)



+13.1%
3Q24: $47,636 $8,620 $39,016
4Q24: $49,255 $8,550 $40,705
1Q25: $52,029 $8,533 $43,496
2Q25: $52,916 $8,293 $44,623
3Q25: $52,156 $8,043 $44,113
IBD deposits
NIBD deposits

Santander

1 | Prior period data has been recast
2 | Auto loans excludes commercial fleet and LHFS
3 | Ending balance loans and leases held-for-investment ("HFI")

Confidential

# Commercial Activities | CRE, Multifamily, and C&I

## Income Statement Data

| ($M) | Q3 2025 C&I | Q3 2025 CRE | Q3 2024[1] C&I | Q3 2024[1] CRE | Total Commercial Activities YoY |
|---|---|---|---|---|---|
| Interest income | $ 220 | $ 366 | $ 255 | $ 389 | (9.0%) |
| Interest expense | 137 | 243 | 165 | 265 | (11.6%) |
| Fees and other income | 16 | 22 | 18 | 21 | (2.6%) |
| Credit loss expense/(benefit) | (4) | (11) | (13) | 16 | (600.0%) |
| General, administrative and other expenses | 48 | 32 | 45 | 34 | 1.3% |
| Income/(loss) before income taxes | 54 | 126 | 76 | 95 | 5.3% |

| ($B) | 2025 | | 2024 | | YoY |
|---|---|---|---|---|---|
| Total assets as of 9/30 | $ 4 | $ 23 | $ 4 | $ 23 | (2.8%) |

## Loans and Deposits ($B)

| | Q3 2025 | Q3 2024[1] | YoY |
|---|---|---|---|
| CRE loans | $ 8.5 | $ 8.8 | (3.4%) |
| C&I loans | 7.8 | 9.8 | (20.4%) |
| Multifamily loans | 9.9 | 10.0 | (1.0%) |
| Other commercial | 7.9 | 7.5 | 5.3% |
| Total commercial loans[2] | 34.1 | 36.1 | (5.5%) |
| Total commercial deposits | $ 13.7 | $ 13.4 | 2.2% |

## Q3 CRE Portfolio and Geographic Diversification



Other 5%
Industrial 6%
Retail 5%
Office 8%
Multifamily 54%
Multifamily Construction 22%
Other 42%
ALL ~ $18.4B
NY 28%
NJ 13%
FL 9%
TX 8%

## Q3 Portfolio by Maturity and Interest Rate ($M)



$5
$4
$3
$2
$1
$-
In One Year or Less
One to Five Years
Five+ Years
Fixed Rate CRE
Fixed Rate Multifamily
Variable Rate CRE
Variable Rate Multifamily

Santander

1 | Prior period data has been recast
2 | Ending balance loans and leases HFI

# CIB & Wealth Management

## CIB Income Statement Data

| ($M) | Q3 2025 | Q3 2024[1] | YoY |
|---|---|---|---|
| Interest income | $ 734 | $ 1,011 | (27.4%) |
| Interest expense | 667 | 985 | (32.3%) |
| Fees and other income | 210 | 153 | 37.3% |
| Credit loss expense/(benefit) | (2) | (8) | 75.0% |
| General, administrative and other expenses | 214 | 222 | (3.6%) |
| Income/(loss) before income taxes | 65 | (35) | 285.7% |

| ($B) | 2025 | 2024 | YoY |
|---|---|---|---|
| Total assets as of 9/30 | $ 33 | $ 27 | 19.0% |
| Total deposits | 2 | 5 | (52.1%) |

## Wealth Income Statement Data

| ($M) | Q3 2025 | Q3 2024[1] | YoY |
|---|---|---|---|
| Interest income | $ 87 | $ 98 | (11.2%) |
| Interest expense | 39 | 45 | (13.3%) |
| Fees and other income | 90 | 82 | 9.8% |
| General, administrative and other expenses | 75 | 70 | 7.1% |
| Income/(loss) before income taxes | 62 | 65 | (4.6%) |
| Asset and Wealth Management Fees | 77 | 74 | 4.1% |

| ($B) | 2025 | 2024 | YoY |
|---|---|---|---|
| Total assets as of 9/30 | $ 9 | $ 8 | 11.6% |
| Total deposits | 6 | 6 | 1.6% |

Santander

1 | Prior period data has been recast

# Index



Confidential

# Loan Delinquency by Portfolio Class

## Consumer | 30-89 Days Past Due[1]


15%
10%
5%
0%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer ²

## Commercial | 30-89 Days Past Due[1]


2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
CRE
C&I
Multifamily
Other Commercial ³

## Consumer | 90+ Days Past Due[1]


4%
3%
2%
1%
0%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
Residential Mortgage
Home Equity
Auto Loans
Personal Unsecured
Other Consumer ²

## Commercial | 90+ Days Past Due[1]


3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
CRE
C&I
Multifamily
Other Commercial ³

Santander

1 | Based on a percentage of financing receivables for their respective loan businesses
2 | Other consumer ($22.1M in Q3 2025) primarily includes recreational vehicle ("RV") and marine loans
3 | Other commercial ($8.0B in Q3 2025) includes commercial equipment vehicle financing leveraged leases and loans

Confidential

# Charge-offs and Recoveries by Portfolio Segment

## Q3 Recap

- Consumer NCOs increased QoQ due to seasonality, and decreased YoY, primarily due resilient consumer behavior and higher loan recoveries supported by robust used vehicle prices.

## Charge-offs[1,2]



2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
3Q24
1Q25
3Q25
Commercial
Consumer

## Net charge-offs[1]



2.0%
1.5%
1.0%
0.5%
0.0%
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
3Q24
1Q25
3Q25
Commercial
Consumer

## Recoveries[3]



150%
100%
50%
0%
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
3Q24
1Q25
3Q25
Commercial
Consumer

Santander

1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances
2 | Includes current period gross write-offs for Q3 2025 by portfolio segment
3 | Recoveries are based on a percentage of gross charge-offs

# Rating Agencies

- In May 2025, Fitch affirmed SHUSA's senior unsecured debt ratings at 'A-' rating
- S&P and Moody's affirmed SHUSA's senior unsecured debt ratings in July and December 2024, respectively
- In October 2025, Moody's upgraded Santander's[1] senior preferred debt rating from A2 to A1
- Outlook remains "stable" for all ratings and entities

**SR. DEBT RATINGS BY SANTANDER ENTITY**

| Agency | Outlook | Entity | Rating |
|---|---|---|---|
| FitchRatings | Stable outlook (May 19, 2025) | Santander[1] | A+/A |
| | | SHUSA | A- |
| | | SBNA | A- |
| MOODY'S RATINGS | Stable outlook (December 13, 2024) | Santander[1] | A1/Baa1 |
| | | SHUSA | Baa2 |
| | | SBNA[2] | Baa1 |
| S&P Global Ratings | Stable outlook (July 23, 2025) | Santander[1] | A+/A- |
| | | SHUSA | BBB+ |
| | | SBNA | A- |

1 | Senior preferred debt / senior non-preferred debt for Banco Santander, S.A.
2 | SBNA long-term issuer rating

# SHUSA | Quarterly Trended Statement Of Operations

| ($M) | Q3 2024 | Q4 2024 | Q1 2025 | Q2 2025 | Q3 2025 |
|---|---|---|---|---|---|
| Interest income | $ 3,426 | $ 3,281 | $ 3,137 | $ 3,182 | $ 3,133 |
| Interest expense | (2,043) | (1,867) | (1,679) | (1,701) | (1,614) |
| Net interest income | 1,383 | 1,414 | 1,458 | 1,481 | 1,519 |
| Fees & other income | 750 | 826 | 838 | 849 | 821 |
| Other non-interest income | 55 | 40 | 40 | 22 | 53 |
| Net revenue | 2,188 | 2,280 | 2,336 | 2,352 | 2,393 |
| General, administrative, and other expenses | (1,596) | (1,567) | (1,527) | (1,444) | (1,479) |
| Credit losses expense/(benefit) | (431) | (620) | (426) | (373) | (368) |
| Income before taxes | 161 | 93 | 383 | 535 | 546 |
| Income tax (expense)/benefit | 32 | 33 | (17) | (37) | (90) |
| Net income / (loss) | 193 | 126 | 366 | 498 | 456 |
| NIM | 3.8% | 3.8% | 3.9% | 3.9% | 4.0% |

Confidential

# SHUSA | Non-GAAP Reconciliations – Income Statement Metrics

| ($M) | Q3 2024 | Q4 2024 | Q1 2025 | Q2 2025 | Q3 2025 |
|---|---|---|---|---|---|
| **SHUSA Revenue** | | | | | |
| Net interest income[1] | $ 1,383 | $ 1,414 | $ 1,458 | $ 1,481 | $ 1,519 |
| Total non-interest income[1] | 805 | 866 | 878 | 871 | 874 |
| Lease expense[1] | (443) | (374) | (355) | (340) | (336) |
| Total revenue[2] | 1,745 | 1,906 | 1,981 | 2,012 | 2,057 |
| **SHUSA Non-Interest Income** | | | | | |
| Total non-interest income[1] | $ 805 | $ 866 | $ 878 | $ 871 | $ 874 |
| Lease expense[1] | (443) | (374) | (355) | (340) | (336) |
| Non-interest income[2] | 362 | 492 | 523 | 531 | 538 |
| **Net Lease Income** | | | | | |
| Lease income[1] | $ 536 | $ 490 | $ 466 | $ 419 | $ 395 |
| Lease expense[1] | (443) | (374) | (355) | (340) | (336) |
| Net lease income[2] | 93 | 116 | 111 | 79 | 59 |
| **SHUSA G&A and Other** | | | | | |
| Total general, administrative & other expenses[1] | $ 1,596 | $ 1,566 | $ 1,527 | $ 1,444 | $ 1,479 |
| Lease expense[1] | (443) | (374) | (355) | (340) | (336) |
| General, administrative & other (excl. lease)[2] | 1,153 | 1,193 | 1,172 | 1,104 | 1,143 |

Santander

1 | Represents US GAAP measure
2 | Represents non-US GAAP measure

# SHUSA | Non-GAAP Reconciliations – Capital Metrics

| ($M) | Q3 2024 | Q4 2024 | Q1 2025 | Q2 2025 | Q3 2025 |
|---|---|---|---|---|---|
| **CET1 to risk-weighted assets** | | | | | |
| CET1 capital | $ 14,512 | $ 13,724 | $ 13,751 | $ 14,173 | $ 14,584 |
| Risk-weighted assets | 114,104 | 108,006 | 110,211 | 110,393 | 110,787 |
| *Ratio* | *12.7%* | *12.7%* | *12.5%* | *12.8%* | 13.2% |
| **Tier 1 leverage** | | | | | |
| Tier 1 capital | $ 16,627 | $ 15,839 | $ 15,751 | $ 16,173 | $ 16,584 |
| Avg total assets, leverage capital purposes | 169,947 | 170,835 | 171,534 | 172,553 | 170,254 |
| *Ratio* | *9.8%* | *9.3%* | *9.2%* | *9.4%* | 9.7% |
| **Tier 1 risk-based** | | | | | |
| Tier 1 capital | $ 16,627 | $ 15,839 | $ 15,751 | $ 16,173 | $ 16,584 |
| Risk-weighted assets | 114,104 | 108,006 | 110,211 | 110,393 | 110,787 |
| *Ratio* | *14.6%* | *14.7%* | *14.3%* | *14.7%* | 15.0% |
| **Total risk-based** | | | | | |
| Risk-based capital | $ 19,021 | $ 18,177 | $ 18,093 | $ 18,501 | $ 18,910 |
| Risk-weighted assets | 114,104 | 108,006 | 110,211 | 110,393 | 110,787 |
| *Ratio* | *16.7%* | *16.8%* | *16.4%* | *16.8%* | 17.1% |

# Thank You.

Our purpose is to help people and businesses prosper.

Our culture is based on believing that everything we do should be:

**Simple Personal Fair.**

Santander

MEMBER OF
Dow Jones
Sustainability Indices
In Collaboration with RobecoSAM

FTSE4Good